THRIVENT SERIES FUND, INC.
THRIVENT VARIABLE LIFE ACCOUNT I
THRIVENT VARIABLE ANNUITY ACCOUNT I
THRIVENT VARIABLE ANNUITY ACCOUNT II
THRIVENT VARIABLE ANNUITY ACCOUNT A
THRIVENT VARIABLE ANNUITY ACCOUNT B
TLIC VARIABLE ANNUITY ACCOUNT A

Supplement to Prospectuses dated May 1, 2004

Thrivent Partner Small Cap Growth Portfolio

Effective May 28, 2004, Turner Investment Partners, Inc. ("Turner") and Westcap Investors LLC ("Westcap") began serving as the subadvisers to the Thrivent Partner Small Cap Growth Portfolio. Each of the subadvisers acts and invests independently of the other and uses its own methodology for selecting stocks of small companies that the subadviser has determined to have above average prospects for growth. The Portfolio's assets are allocated generally on an equal basis between the two investment subadvisers. Under normal market conditions, at least 80% of the Portfolio's assets (plus the amount of any borrowing for investment purposes) will be invested in the equity securities of companies with market capitalizations up to $2.5 billion at the time of purchase.

Turner Investment Partners, Inc.

Turner uses its proprietary quantitative model to rank small cap companies by sector according to the size of the company, earnings growth rates and projections, sales and revenue figures, risk and volatility measures and trading volumes. It then uses fundamental and technical research techniques to identify attractive investments. A poor ranking from Turner's proprietary model, a downward revision in earnings estimates or company management, or a breakdown in the underlying money flow for a stock may cause Turner to consider selling the security.

Turner has been in the investment advisory business since 1990 and is located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312. As of December 31, 2003, Turner managed approximately $12.3 billion in assets including separate accounts and mutual funds. Turner uses an investment advisory group to manage its portion of the Portfolio.

Westcap Investors LLC

Westcap reviews the investment environment and economic climate to identify industries that it believes have better than average growth potential over the next 18-24 months. It uses fundamental research techniques to identify companies that it believes have strong management, past records of success, and superior business models. Westcap will consider selling a security when it determines that a company's fundamentals or the relative valuation of its stock is less attractive.

Westcap has been in the investment advisory business since 1992 and is located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, California 90025. As of December 31, 2003, Westcap managed over $2.8 billion in assets including separate accounts and mutual funds. Westcap uses an investment advisory group to manage its portion of the Portfolio.

This date of this Supplement is May 28, 2004.

Please include this Supplement with your Prospectus.